Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Amended and Restated Credit Agreement (the “Amendment”) is made as of this 23rd day of March, 2016, by and among HANDY & HARMAN GROUP LTD., a Delaware corporation (the “Borrower”), each of the GUARANTORS listed on the signature pages hereto (collectively, the “Guarantors” and each is individually referred to herein as a “Guarantor”, and together with the Borrower, the “Loan Parties” and each is individually referred to herein as a “Loan Party”), the financial institutions from time to time party to the Credit Agreement (defined below) as lenders (collectively, the “Lenders” and each is individually referred to as a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent (PNC, in such capacity, the “Administrative Agent”) and in its capacity as a Lender.

BACKGROUND

A.           On August 29, 2014, Borrower, Guarantors, Lenders and Administrative Agent entered into an Amended and Restated Credit Agreement to reflect certain financing arrangements between the parties thereto (as amended, modified, renewed, extended, replaced or substituted from time to time, the “Credit Agreement”).  The Credit Agreement and all other documents executed in connection therewith are collectively referred to herein as the “Existing Financing Agreements.”  All capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B.           The Loan Parties have requested, and the Administrative Agent and the Lenders have agreed, (i) to increase the Lenders’ Revolving Credit Commitments to an aggregate amount of $400,000,000 pursuant to Section 2.11 of the Credit Agreement, (ii) to permit the Guarantors to enter into certain factoring arrangements on the same conditions on which such arrangements are already permitted under the Credit Agreement for the Borrower, and (iii) to amend certain terms and provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.            Increase in Revolving Credit Commitments.  Borrower hereby requests that the current Lenders increase their Revolving Credit Commitments collectively by an amount equal to $35,000,000 to an aggregate amount of $400,000,000 in accordance with Section 2.11 of the Credit Agreement, and each Lender hereby agrees, on the Effective Date, to increase its respective Revolving Credit Commitment to the corresponding amount set forth on Schedule 1.1(C) attached to this Amendment. Schedule 1.1(C) attached hereto amends and restates in its entirety Schedule 1.1(C) attached to the Credit Agreement.  The Administrative Agent hereby agrees that the foregoing is an acceptable acknowledgement of each Increasing Lender as required under Section 2.11.1.9 of the Credit Agreement and waives the five (5) day requirement thereunder.

2.            Amendments to Credit Agreement.  Upon the Effective Date, the Credit Agreement shall be further amended as follows:

(a)           Definitions.  The following defined terms set forth in Section 1.1 of the Credit Agreement shall be amended and restated in their entirety as follows:

Factor shall mean any Person that purchases Specified Factor Accounts from the Borrower or any Guarantor pursuant to the applicable Factoring Documents in accordance with Section 8.2.7(vi) [Disposition of Assets or Subsidiaries].

Factoring Documents shall mean, collectively, all of the agreements, documents and instruments related to the sale by the Borrower or any Guarantor of Specified Factored Accounts in accordance with Section 8.2.7(vi) [Disposition of Assets or Subsidiaries].

Notes shall mean collectively, and Note shall mean separately, the promissory notes in the form of Exhibit 1.1(N)(1) evidencing the Revolving Credit Loans, and in the form of Exhibit 1.1(N)(2) evidencing the Swing Loan, in each case as amended, restated, amended and restated, or otherwise modified from time to time.

Specified Factored Accounts shall mean those Accounts owing by an account debtor to the Borrower or any Guarantor which are sold in the ordinary course of business by the Borrower or any Guarantor to a Factor pursuant to the applicable Factoring Documents in accordance with Section 8.2.7(vi) [Disposition of Assets or Subsidiaries].

(b)           Permitted Liens.  Clause (xii) of the definition of Permitted Liens set forth in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

(xii)         the security interests of a Factor in the Specified Factored Accounts sold by the Borrower or any Guarantor to such Factor in accordance with Section 8.2.7(vi) [Disposition of Assets or Subsidiaries];

(c)           Dispositions of Assets or Subsidiaries.  Section 8.2.7(vi) of the Credit Agreement shall be amended and restated in its entirety as follows:

(vi) sales of Specified Factored Accounts by the Borrower or any Guarantor to a Factor, so long as the following terms and conditions are satisfied: (A) the aggregate face amount of Specified Factored Accounts which may be sold by the Borrower and Guarantors shall not exceed $15,000,000 in the aggregate during any fiscal year; (B) any sale or transfer of Specified Factored Accounts shall be without any recourse, offset or claim of any kind or nature to or against any Loan Party, the Administrative Agent or any Lender; (C) no Potential Default or Event of Default shall exist; and (D) the Factoring Documents are in form and substance satisfactory to Administrative Agent; and

3.            Representations and Warranties.  Each Loan Party hereby:

(a)           reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

(b)           reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Loans, Obligations and other liabilities of Loan Parties to Administrative Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Administrative Agent and Lenders;

(c)           represents and warrants that no Potential Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d)           represents and warrants that since December 31, 2015, no event or development has occurred which has had or is reasonably likely to have a Material Adverse Change;

(e)           represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment and the A&R Revolving Credit Notes (defined below) and all related agreements, instruments, and documents to which such Loan Party is a party, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment and the A&R Revolving Credit Notes and any related agreements, instruments or documents on its behalf were similarly authorized and empowered, and that neither this Amendment, and the A&R Revolving Credit Notes, or any related agreements, instruments, or documents contravenes any provisions of its Articles of Incorporation or Certificate of Formation, as applicable and Bylaws or Operating Agreement, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(f)           represents and warrants that this Amendment and the A&R Revolving Credit Notes and all assignments, instruments, documents, and agreements executed and delivered by such Loan Party in connection herewith and therewith, are valid, binding and enforceable against each Loan Party a party thereto in accordance with their respective terms, and reaffirms that all references in the Credit Agreement to the Notes shall be deemed to mean and include the A&R Revolving Credit Notes.

4.            Security Interest.  As security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), and satisfaction by the Loan Parties of all covenants and undertakings contained in the Credit Agreement, the Loan Documents and the Existing Financing Agreements, the Borrower and each of the Guarantors reconfirms the prior grant of the security interest in and first priority, perfected lien in favor of PNC Bank, National Association, in its capacity as Collateral Agent (as defined in the Security Agreement), for its benefit and the ratable benefit of each Secured Party (as defined in the Security Agreement), upon and to, all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located.

5.            Confirmation of Indebtedness.  Loan Parties confirm and acknowledge that as of the close of business on March 11, 2016, Borrower was indebted to Administrative Agent and Lenders under the Credit Agreement in the aggregate principal amount of $94,593,315.00, consisting of $90,165,000.00 on account of Revolving Credit Loans and $4,428,315.00 on account of Letters of Credit, without any deduction, defense, setoff, claim or counterclaim, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the other Loan Documents.

6.            Acknowledgment of Guarantors. Each Guarantor hereby covenants and agrees that the Continuing Agreement of Guaranty and Suretyship dated November 8, 2012, as amended, restated, reaffirmed, supplemented and otherwise modified from time to time, most recently by that certain Omnibus Reaffirmation and Ratification Agreement dated August 29, 2014 remains in full force and effect and shall continue to cover the existing and future Obligations of Borrowers and each other Loan Party to Administrative Agent and Lenders under the Credit Agreement and the other Loan Documents.

7.            Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon (the “Effective Date”) the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)           Administrative Agent shall have received this Amendment duly executed by Required Lenders and all Loan Parties;

(b)           Administrative Agent shall have received amended and restated revolving credit notes duly executed by the Borrower reflecting each Lender’s Revolving Credit Commitment (collectively, the “A&R Revolving Credit Notes”);

(c)           Administrative Agent shall have received each of the agreements, instruments, certificates and documents listed on Exhibit A attached hereto;

(d)           Administrative Agent shall have received, on behalf of the Lenders, an upfront/amendment fee in the amount of $52,500 in immediately available funds, which fee shall be fully earned upon the date of this Amendment;

(e)           After giving effect to this Amendment, no Potential Default or Event of Default shall have occurred and be continuing; and

(f)            Execution and/or delivery of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof.

8.            Payment of Expenses.  Loan Parties shall pay or reimburse Administrative Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

9.            Reaffirmation of Existing Financing Agreements.  Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of the Existing Financing Agreements, are hereby reaffirmed and shall continue in full force and effect as therein written.

10.           Release.  As further consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, each Loan Party hereby waives and releases and forever discharges Administrative Agent and Lenders and their respective officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Loan Parties, or any of them, may have against Administrative Agent or Lender arising out of or relating to the Obligations, this Amendment or the Existing Financing Agreements, other than any liability, damage, claim, loss or expense as a result of the gross negligence or willful misconduct of the Administrative Agent or any Lender.

11.           Miscellaneous.

(a)           No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)           The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)           No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)           The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e)           This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by facsimile or electronic transmission shall bind the parties hereto.

 [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWER:	HANDY & HARMAN GROUP LTD.

	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:	BAIRNCO, LLC
460 WEST MAIN STREET HOLDING CORPORATION
EAST 74TH STREET HOLDINGS INC.
DANIEL RADIATOR CORPORATION
HANDY & HARMAN
HANDY & HARMAN AUTOMOTIVE
GROUP, INC.
HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION
HANDY & HARMAN HOLDING CORPORATION
HANDY & HARMAN INTERNATIONAL, LTD.
HANDY & HARMAN OF CANADA, LIMITED
HANDY & HARMAN TUBE COMPANY, INC.
HANDYTUBE CORPORATION
INDIANA TUBE CORPORATION
KASCO, LLC
KASCO MEXICO LLC
LUCAS-MILHAUPT, INC.
LUCAS-MILHAUPT WARWICK LLC
MICRO-TUBE FABRICATORS, INC.
OCMUS, INC.
OMG, INC.
OMG ROOFING, INC.
OMNI TECHNOLOGIES CORPORATION OF DANVILLE
PAL-RATH REALTY, INC.
PAM FASTENING TECHNOLOGY, INC.
JPS COMPOSITE MATERIALS CORP.
JPS ELASTOMERICS CORP.
INTERNATIONAL FABRICS, INC.
JPS CARPET CORP.
JPS AUTO INC.
JPS INDUSTRIES HOLDINGS LLC

	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

Atlantic Service Company, Limited

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Treasurer

20 Grant Street Nominee Trust
The 7 Orne Street Nominee Trust
The 28 Grant Street Nominee Trust

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Trustee

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Bryan Flory
Name:	Bryan Flory
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Douglas Moore
Name:	Douglas Moore
Title:	SVP

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Cassie Kim
Name:	Cassie Kim
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Melinda A. White
Name:	Melinda A. White
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PEOPLE’S UNITED BANK, N.A., as a Lender

By:	/s/ Joseph McCoy
Name:	Joseph McCoy
Title:	Region Manager, SVP

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Steven R. Thompson Jr.
Name:	Steven R. Thompson Jr.
Title:	Assistant Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ Troy Jellerette
Name:	Troy Jellerette
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as a Lender

By:	/s/ Craig R. Kincade
Name:	Craig R. Kincade
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SANTANDER BANK, N.A., as a Lender

By:	/s/ Jeffrey S. Ackerman
Name:	Jeffrey S. Ackerman
Title	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A., as a Lender

By:	/s/ Joseph C. Premont
Name:	Joseph C. Premont
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SCHEDULE 1.1(C)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share (Approx)
Name: Address Attention: Telephone: Telecopy:	PNC Bank, National Association 1600 Market Street, Philadelphia, PA 19103 Bryan Flory (215) 585-4935 (215) 585-4144	$63,068,499.00	15.7671248%
Name: Address: Attention: Telephone:	Citizens Bank, N.A. 600 Washington Blvd Stamford, CT 06901 Douglas Moore (203) 900-6811	$54,794,520.00	13.6986300%
Name: Address: Attention: Telephone: Telecopy:	U.S. Bank, National Association 970 W 190th Street, Suite 222 Torrance, CA 90502 Cassie Kim (310) 965-1520 (310) 538-1036	$54,794,520.00	13.6986300%
Name: Address Attention: Telephone: Telecopy:	Wells Fargo Bank, National Association 50 Main Street, 5th Floor White Plains, NY 10606 Melinda A. White (914) 286-5309 (914) 681-8755	$54,794,520.00	13.6986300%
Name: Address Attention: Telephone: Telecopy:	Branch Banking and Trust Company 1133 Avenue of the Americas, 27th Floor New York, NY 10036 Timothy J. Wiegand (212) 419-4631 (703) 442-5544	$29,589,041.00	7.3972603%

Name: Address Attention: Telephone: Telecopy:	Capital One Business Credit Corp. 275 Broadhollow Road Melville, NY 11747 Kathleen D'Angelo (631) 531-2794 (800) 986-0323	$27,000,000.00	6.7500000%
Name: Address Attention: Telephone: Telecopy:	Compass Bank 1345 Avenue of the Americas, 4th Floor New York, NY 10105 Craig Kincade (212) 419-6286 (212) 419-6286	$27,397,260.00	6.8493150%
Name: Address Attention: Telephone: Telecopy:	Santander Bank, N.A. 45 East 53rd Street, 10th Floor New York, NY 10022 Jeffrey S. Ackerman (212) 692-2579 (212) 297-2926	$27,397,260.00	6.8493150%
Name: Address Attention: Telephone: Telecopy:	People's United Bank, N.A. 1311 Mamaroneck Ave., Suite 150 White Plains, NY 10605 Stephanie Pierce (914) 461-0112 (203) 338-6462	$25,000,000.00	6.2500000%
Name: Address Attention: Telephone: Telecopy:	TD Bank, N.A. 1441 Main Street Springfield, MA 01103 Joe Premont (413) 748-8482 (413) 781-3087	$19,726,027.00	4.9315068%
Name: Address Attention: Telephone: Telecopy:	First Niagara Bank, N.A. 195 Church Street New Haven, CT 06510 Troy Jellerette (203) 789-2785 (203) 789-2770	$16,438,353.00	4.1095883%
Total Revolving Credit Commitments		$400,000,000	100%

SCHEDULE 1.1(C)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to the Borrower and Guarantors:

ADMINISTRATIVE AGENT

Name:	PNC BANK, National Association
Address:	1600 Market Street Philadelphia, PA 19103
Attention:	Bryan Flory
Telephone:	(215) 585-4935
Telecopy:	(215) 585-4144

With a Copy To:

Agency Services, PNC Bank, National Association
Mail Stop:	P7-PFSC-04-I
Address:	500 First Avenue
Pittsburgh, PA 15219
Attention:	Agency Services
Telephone:	(412) 7626442
Telecopy:	(412) 7628672

THE BORROWER AND GUARANTORS

Address:	590 Madison Avenue, 32nd Floor New York, NY 10022
Attention:	Chief Financial Officer
Telephone:	(212) 520-2300
Telecopy:	(212) 520-2301

With a Copy To:

Name:	Olshan Frome Wolosky LLP
Address:	Park Avenue Tower, 65 East 55th Street New York, New York 10022
Attention:	Jason S. Saltsberg, Esq.
Telephone:	(212) 451-2300
Telecopy:	(212) 451-2222

Exhibit A

Conditions Precedent/Effectiveness Conditions

1.	Third Amendment to Credit Agreement

2.	Amended and Restated Revolving Credit Notes
(a)	PNC Bank, National Association
(b)	U.S. Bank National Association
(c)	Citizens Bank, N.A.
(d)	Wells Fargo Bank, N.A.
(e)	Branch Banking and Trust Company
(f)	Compass Bank
(g)	Santander Bank, N.A.
(h)	People’s United Bank, N.A.
(i)	TD Bank, N.A.
(j)	First Niagara Bank, N.A.

3.	Opinions of Borrowers’ and Guarantors’ Counsel

4.	Secretary’s Certificate of Borrower
(a)	No Change to Articles of Incorporation
(b)	No Change to Bylaws
(c)	Authorizing Resolutions
(d)	Incumbency Certificate
(e)	Certificate of Good Standing

5.	Secretary’s Certificate of Guarantors
(a)	No Change to Articles of Incorporation/Formation
(b)	No Change to Bylaws/operating agreement
(c)	Authorizing Resolutions
(d)	Incumbency Certificate
(e)	Certificate of Good Standing

6.	Officer’s Certificate

7.	Payment of fees and expenses